90132‑P3 05/26

LEGG MASON PARTNERS INVESTMENT TRUST
SUPPLEMENT DATED MAY 14, 2026
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED APRIL 1, 2026, OF
CLEARBRIDGE LARGE CAP GROWTH FUND (THE “FUND”)

Effective May 14, 2026, the following information supplements the Fund’s Summary Prospectus, Prospectus and SAI:
At the special meeting of shareholders of the Fund held on May 14, 2026, shareholders approved the proposals to: (1) change the Fund’s classification from a “diversified” fund to a “non-diversified” fund; and (2) authorize the Fund to rely on a “Manager of Managers” exemptive order, which would allow the Fund’s manager to appoint affiliated and unaffiliated subadvisers to provide subadvisory services to the Fund, without a shareholder vote, but subject to the approval of the Fund’s Board of Trustees.
As a result, effective May 14, 2026, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI.

I.
The following is added to the end of the section of the Fund’s Summary Prospectus and Prospectus titled “Principal investment strategies” and to the end of the section of the Fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – Important Information”:

The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

II.
The following is added to the section of the Fund’s Summary Prospectus and Prospectus titled “Principal risks” and to the section of the Fund’s Prospectus titled “More on risks of investing in the fund”:

Non‑diversification risk. The fund is classified as “non‑diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

III.	The following is added as a new section of the Fund’s Prospectus immediately preceding the section titled “More on fund management – Portfolio managers”:
Manager of managers structure
The manager has received an exemptive order from the Securities and Exchange Commission that allows the fund to operate in a “manager of managers” structure whereby the manager can appoint and replace both affiliated and unaffiliated subadvisers, and enter into, amend and terminate subadvisory agreements with such subadvisers, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The fund will, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring. The manager has the ultimate responsibility, subject to oversight by the fund’s board of trustees, to oversee subadvisers and recommend their hiring, termination and replacement. The fund does not currently intend to operate in a Manager of Managers Structure, and will provide advance notice to shareholders in the event of any change in that regard.

IV.	The following text replaces any information to the contrary in the section of the Fund’s SAI titled “INVESTMENT POLICIES – Diversification”:
The Fund is currently classified as a non‑diversified fund under the 1940 Act. A non‑diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, the Fund may change its classification from non‑diversified to diversified without shareholder approval. The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code. Compliance with the diversification requirement of the Code may limit the investment flexibility of the Fund.
Please retain this supplement for future reference.

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